Exhibit 99.1

November 27, 2024

Mr. Douglas D. Wheat
At the address on file with the Company

Dear Doug:

This letter agreement (this “Agreement”) memorializes your engagement as a consultant and special advisor (“Special Advisor”) with, and service to, International Seaways, Inc. (together with its affiliates, the “Company”) following your retirement from the Board of Directors of the Company (the “Retirement”) on November 22, 2024 (“Retirement Date”) and sets forth the terms and conditions of the Company’s retention of you pursuant to the Agreement.

1.            Effectiveness

During the period between the Retirement Date and for so long as you hold the title of Chairman Emeritus (such period, the “Advisory Period”) and subject to the provisions of Section 4 of this Agreement, you agree to provide consulting services to the Company as a special advisor to the Board and the Chief Executive Officer, and the Company hereby agrees to retain you as an independent contractor subject to, and in accordance with, the terms and conditions hereinafter set forth herein.

2.            Special Advisor Services

You agree to provide general advisory services commensurate with your status as Chairman Emeritus as reasonably requested by the Chief Executive Officer or the Chairman of the Board with respect to the business of the Company and subject to the terms hereafter set forth. It is mutually understood and agreed that the Company shall request only such services as may be reasonably necessary to meet its needs.

You acknowledge that, as of the Retirement Date, your service in your prior role as a director and Chairman of the Company will cease, and the only contractually-agreed services that you will have with respect to the Company or any of its affiliates will be expressly as contemplated herein. You are free to perform services for other entities during the Advisory Period, subject to the provisions of Section 4 hereof.

You agree to provide services hereunder in a professional manner commensurate with the favorable reputation of the Company, and agree that you shall not engage in any activities that shall conflict with the best interests of the Company or its affiliates. As an independent contractor, you shall have no authority to legally bind the Company or its affiliates and shall not hold yourself out as having such authority. You may perform such services at such times and locations as you may determine, provided that you shall maintain and assure the security and confidentiality of the Company’s confidential and proprietary business information and records.

As Special Advisor, during the Advisory Period you will be available to dedicate such time as may be needed, subject to a maximum of four (4) hours per each week, as you and the Chief Executive Officer, each acting reasonably, mutually agree for the performance of the consulting services (and the parties acknowledge that it is not currently expected that your service will require more than that stated commitment). Your services during the Advisory Period will be performed by telephone or other electronic media unless you otherwise agree in your discretion.

3.            Compensation

During your Advisory Period, you will be paid a total consulting fee equal to $500,000, payable in two equal installments: (1) the first to be paid within ten business days following the execution of the Agreement, and (2) the second to be paid on the date that is three months after the date of this Agreement (or, if such day is not a business day, the following business day). You acknowledge and agree that you will be solely responsible for the payment of all federal, state, local and foreign taxes that are required by applicable laws or regulations to be paid with respect to all compensation and benefits payable or provided to you during the Advisory Period. Should you and the Company mutually determine that the nature of the work requested of you requires that such work be performed at a location other than the Company’s headquarters or at your residence (and the parties have agreed to travel to and perform services at such location), then the Company shall reimburse reasonable business travel costs, lodging and meals that you incur in relation thereto. It is understood that in conjunction with the provision of such services as Special Advisor, upon your request, the Company will provide to you, at no charge, telephone, computer and incidental secretarial services at the Company’s headquarters in connection with the performance thereof.

4.            Termination

During the Advisory Period, you may terminate this Agreement and resign your engagement as Special Advisor with or without cause, upon four weeks prior written notice to the Company, at any time after November 23, 2025; provided that, in connection with such termination by you, you agree that you shall give up the title of Chairman Emeritus simultaneously with such termination. The Company may terminate this Agreement at any time, without prior notice, (i) if you perform services for an oil tanker company that operates in such markets and on such scale that such company would reasonably be considered to be in competition with the Company (a “Competitor”) without the Company’s prior written approval (such approval not to be unreasonably withheld), or (ii) if you or any person affiliated with you communicates or discloses to unauthorized persons confidential or proprietary information with respect to the Company, its affiliates or their respective officers, directors or employees, or otherwise breaches his fiduciary duty to the Company, or breaches the terms of this Agreement or engages in fraudulent or other willful misconduct with regard to the Company. Upon termination of this Agreement, you shall be entitled to any unpaid fees earned and accrued, but unpaid, prior to the date of termination.

5.            Pre-Existing Entitlements

The Company agrees and acknowledges that your outstanding Company equity awards will accelerate and vest in full as of the Resignation Date in accordance with their terms, and shall be delivered promptly to you following execution of this Agreement.

6.            Restrictive Covenants

a)            Confidentiality; Non-Disclosure. You hereby agree that, during the Advisory Period and thereafter, except in the furtherance of your good faith performance of duties hereunder, you will hold in strict confidence any Confidential Information related to the Company or any of its affiliates. For purposes of this Agreement, the term “Confidential Information” means all information of the Company or any of its affiliates (in whatever form) which is not generally known to the public, including, without limitation, any inventions, processes, methods of distribution, customer lists or trade secrets, provided that Confidential Information will not include information (i) you are required to disclose by applicable law, regulation or legal process so long as you notify the Company promptly (it being understood that “promptly” will mean “prior to” unless prior notice is not possible, in which case “promptly” will mean as soon as practicable following) of your obligation to disclose Confidential Information by applicable law, regulation or legal process and cooperate with the Company to limit the extent of such disclosure or (ii) information that is or becomes generally available to the public or is publicly discussed other than by reason of any breach of this Section 6 by you. All notes, memoranda, records, lists of customers and suppliers and employees, correspondence, documents, computer and other discs and tapes, data listings, codes, designs and drawings and other documents and material whatsoever (whether made or created by you or otherwise, and whether obtained by you during or prior to the Advisory Period) relating to the business of the Company or its affiliates (and any copies of the same) shall be and remain the property of the Company or such affiliate and shall be handed over by you (who shall not keep copies or duplicates of any nature) to the Company following completion of the Advisory Period.

b)            Non-Disparagement. Both during the Advisory Period and at all times thereafter, regardless of the reason for termination, you will not disparage the Company or its affiliates, and the Company will not, and will use reasonable efforts to not permit the members of the Board and the senior executives of the Company to disparage you, provided that nothing in this Section 7 will limit the right of any Person to respond to any inquiry arising from any legal proceeding in a manner he or she believes to be truthful.

7.            Injunctive Relief

It is impossible to measure, in money, the damages that will accrue to a party or any of its affiliates in the event that another party breaches any of the restrictive covenants set forth in Section 6 of this Agreement. In the event that a party breaches any such restrictive covenant, the other parties or any of their respective affiliates will be entitled to seek an injunction restraining the breaching party from violating such restrictive covenant (without posting any bond). If a party or any of its affiliates institutes any action or proceeding to enforce any such restrictive covenant, the breaching party hereby waives the claim or defense that the Company or any of its affiliates has an adequate remedy at law and agree not to assert, in any such action or proceeding the claim or defense that the non-breaching party or any of its affiliates has an adequate remedy at law. The foregoing will not prejudice a party’s or any of its affiliates’ right to require the breaching party to account for and pay over to the non-breaching party or any of its affiliates, and the breaching party hereby agrees to account for and pay over, the compensation, profits, monies, accruals or other benefits derived or received by the breaching party as a result of any transaction constituting a breach of any of the restrictive covenants.

8.            Independent Contractor

Your engagement hereunder shall be as an independent contractor. Neither you nor any person engaged by you to perform the services required hereunder shall be an employee of the Company or entitled to any benefits available to employees of the Company or its affiliates with respect to the period of this Agreement. Neither you nor any person engaged by you to perform the services required hereunder shall hold himself or herself out as being an employee or agent of the Company or any of its affiliates. You shall be solely responsible for any federal, state or local income or self-employment taxes arising with respect to the amounts payable hereunder. You shall be responsible for providing worker’s compensation, disability and/or unemployment insurance, to the extent required by applicable law, with respect to the person or persons who provide services under this Agreement. During and after the term of this Agreement, you shall indemnify, defend and hold the Company, its affiliates and their respective officers, directors, employees and stockholders harmless from all taxes, interest, penalties, fees, damages, liabilities, obligations, losses and expenses (including, but not limited to, reasonable attorney’s fees) arising from your failure or alleged failure to make the reports and payments required hereunder.

9.            Arbitration

a)            Any dispute, claim or controversy arising under or in connection with this Agreement or your engagement hereunder or the termination thereof, other than injunctive relief under Section 8 hereof, will be settled exclusively by arbitration administered by the American Arbitration Association (the “AAA”) and carried out in the State of New York. The arbitration will be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as modified herein. There will be three arbitrators, one of whom will be nominated by the Company and one who will be nominated by you within 30 days of receipt by respondent of the demand for arbitration, and the third arbitrator, who will chair the arbitral tribunal, will be nominated by the party nominated arbitrators within 30 days of the nomination of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, upon request of any party to the arbitration, such arbitrator will be appointed by the AAA within 15 days of receiving such request.

b)            The arbitration will commence within 45 days after the appointment of the third arbitrator; the arbitration will be completed within 60 days of commencement; and the arbitrators’ award will be made within 30 days following such completion. The parties may agree to extend the time limits specified in the foregoing sentence.

c)            The arbitral tribunal may award any form of relief permitted under this Agreement and applicable law, including damages and temporary or permanent injunctive relief, except that the arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any dispute. The award will be in writing and will state the reasons for the award.

d)            The decision rendered by the arbitral tribunal will be final and binding on the parties to this Agreement. Judgment may be entered in any court of competent jurisdiction. The parties hereto waive, to the fullest extent permitted by law, any rights to appeal to, or to seek review of such award by, any court. The parties hereto further agree to obtain the arbitral tribunal’s agreement to preserve the confidentiality of the arbitration.

10.          Miscellaneous

a)            This Agreement will constitute the entire agreement among the parties hereto with respect to your engagement hereunder, and except as herein specified supersedes and is in full substitution for any and all prior understandings or agreements with respect to your service as a director of the Company.

b)            Any notice or other communication required or permitted under this Agreement will be effective only if (i) it is in writing and (ii) it includes a copy delivered contemporaneously and in the same manner as provided to the applicable party hereto to the applicable persons designated to receive a copy set forth below. It will be deemed to be given when delivered personally or one day after it is emailed or sent by a reputable overnight courier service and, in each case, addressed as follows (or if it is sent through any other method agreed upon by the parties):

If to the Company:

International Seaways, Inc.
600 Third Avenue, 39th Floor
New York, NY 10016
Attn: Chief Executive Officer
Email: LegalDepartment@intlseas.com

If to you: at such address on file with the Company

or to such other address as any party hereto may designate by notice to the others.

c)            This Agreement may be amended only by an instrument in writing signed by the parties hereto, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought. The failure of any party hereto at any time to require the performance by any other party hereto of any provision hereof will in no way affect the full right to require such performance at any time thereafter, nor will the waiver by any party hereto of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or a waiver of the provision itself or a waiver of any other provision of this Agreement.

d)            The parties hereto acknowledge and agree that each party has reviewed and negotiated the terms and provisions of this Agreement and has had the opportunity to contribute to its revision. Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party will not be employed in the interpretation of this Agreement. Rather, the terms of this Agreement will be construed fairly as to both parties hereto and not in favor or against either party.

e)            The parties hereto hereby represent that they each have the authority to enter into this Agreement, and you hereby represent to the Company that the execution of, and performance of duties under, this Agreement will not constitute a breach of or otherwise violate any other agreement to which you are a party. You hereby further represent to the Company that you will not utilize or disclose any confidential information you obtained in connection with any former employment with respect to your duties and responsibilities hereunder.

f)            This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by you.

g)            The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in the Agreement, “the Company” will mean both the Company as defined above and any such successor that assumes this Agreement, by operation of law or otherwise.

h)            Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction and subject to this Section 10(h), be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company will be implied by the Company’s forbearance or failure to take action.

i)            This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflict of laws.

j)            This Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. A facsimile of a signature will be deemed to be and have the effect of an original signature.

k)            The headings in this Agreement are inserted for convenience of reference only and will not be a part of or control or affect the meaning of any provision hereof.

[Signature Page Follows]

If this Agreement correctly describes our understanding, please execute and deliver a counterpart of this signature page, which will become a binding agreement on our receipt.

Sincerely,

INTERNATIONAL SEAWAYS, INC.

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Chief Administrative Officer, Senior Vice President, Secretary & General Counsel

Accepted and Agreed

I hereby agree with and accept the terms and conditions of this Agreement as of the date first above written:

/s/ Douglas D. Wheat
Name:	Douglas D. Wheat

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